SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                   January 30, 2004, 2004 (January 30, 2004)




                              BANCAFFILIATED, INC.
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             (Exact name of Registrant as specified in its Charter)



         MARYLAND                   1-16433                   75-2926393
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(State or other jurisdiction  (Commission File No.)         (IRS Employer
     of incorporation)                                    Identification No.)

500 Harwood Road, Bedford, Texas                                 76021
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (817) 285-6195



                                       N/A
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          (Former Name or Former Address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1     Press Release dated January 30, 2004

Item 12. Results of Operations and Financial Condition

         On January 30, 2004, BancAffiliated, Inc. issued a press release announcing its fiscal second quarter earnings. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference into this
Item 12.

         The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANCAFFILIATED, INC.


Date: January 30, 2004                      By: /s/ Garry J. Graham
                                               ---------------------------------
                                               Garry J. Graham
                                               President, Chief Executive
                                               Officer and Chief Financial
                                               Officer

                                  EXHIBIT INDEX




Exhibit No.                 Description
-----------                 -----------

   99.1                     Press Release dated January 30, 2004